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                               USLICO SERIES FUND
                           The Money Market Portfolio

                       Supplement dated November 15, 2004
                      to the USLICO Series Fund Prospectus
                              dated April 30, 2004

Effective immediately, the second paragraph under the section entitled "Management of the Portfolios - Portfolio Managers" on page 24 of the USLICO Series Fund Prospectus is deleted in its entirety and replaced with the following:

      A team of investment professionals led by David S. Yealy has managed the Money Market Portfolio and that portion of the Asset Allocation Portfolio since November, 2004. Mr. Yealy joined ING IM in November, 2004 and has over 18 years of investment experience. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management ("Trusco") where he was responsible for over $9 billion of assets under management. Mr. Yealy joined Trusco in 1991 and during his 13-year tenure he was instrumental in the development and marketing of that firm's cash management business.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE